Exhibit 10.27

EXECUTION VERSION

[Dealer]

[Address]

Attn:

Telephone:

Facsimile:

August 4, 2008

Alliance Data Systems Corporation

17655 Waterview Parkway

Dallas, TX 75252

Attn:	Chief Financial Officer
Telephone:	(972) 348-5100
Facsimile:	(972) 348-5326

Re: Issuer Warrant Transaction Amendment

Pursuant to notice by [            ] (“Dealer”) to Alliance Data Systems Corporation (“Issuer”) on August 4, 2008 of Dealer’s exercise in full of its option, pursuant to Section 8(o) of the letter agreement, dated July 23, 2008 (the “Confirmation”), between Issuer and Dealer pursuant to which Dealer has purchased from Issuer 4,458,720 Warrants, to purchase up to 668,808 additional Warrants (the “Additional Warrants”), this letter agreement (the “Amendment”) amends the terms and conditions of the Transaction entered into between Dealer and Issuer under the Confirmation. This Amendment relates to, and sets forth the terms of, the purchase by Dealer from Issuer of Additional Warrants.

Upon the effectiveness of this Amendment, all references in the Confirmation to the “Number of Warrants” will be deemed to be to the Number of Warrants as amended hereby and all references in the Confirmation to the “Transaction” will be deemed to be to the Transaction as amended hereby. Except to the extent specified below, all other provisions of the Confirmation shall apply to the Additional Warrants as if such Additional Warrants were originally subject to the Confirmation. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

Amendments. The Confirmation is hereby amended, and the terms relating to the purchase by Dealer of the Additional Warrants are, as follows:

1. The “Number of Warrants” specified in Annex A to the Confirmation for Components 1 through 79 are hereby each replaced with the number “64,094” and, for Component 80, is hereby replaced with the number “64,102”.

2. An additional “Premium” of $6,142,500 shall be paid by Dealer to Issuer with respect to the Additional Warrants on August 7, 2008 as if such date were a Premium Payment Date.

3. Section 8(e) is hereby amended by deleting the number “8,917,440” in the third line thereof and replacing it with the number “10,255,056.”

4. For the purposes of clause (i) of Section 8(l), the “Trade Date” with respect to the Additional Warrants shall be August 4, 2008.

5. Section 8(o) of the Confirmation is hereby deleted in its entirety.

6. If, prior to August 7, 2008, Dealer reasonably determines that it is advisable to cancel this Amendment because of concerns that Dealer’s related hedging activities could be viewed as not complying with applicable securities laws, rules or regulations, this Amendment shall be cancelled and shall not become effective, and neither party shall have any obligation to the other party in respect of this Amendment.

Representations. With respect to this Amendment, each of Issuer and Dealer hereby repeat their respective representations and warranties set forth in Sections 3(a) and (b) of the Agreement, with references therein to “this Agreement” deemed to be references to this Amendment. With respect to the Additional Warrants, each of Issuer and Dealer hereby repeats their respective representations, warranties and agreements set forth in Section 7 of the Confirmation as if the date hereof were the Trade Date and August 7, 2008 were the Effective Date.

No Additional Amendments or Waivers. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO, THESE COURTS.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Amendment and returning it in the manner indicated in the attached cover letter.

Very truly yours,

[DEALER]

By:
Name:
Title:

Accepted and confirmed
as of the Trade Date:

ALLIANCE DATA SYSTEMS CORPORATION

By:	/s/ Edward J. Heffernan
Authorized Signatory
Name:	Edward J. Heffernan
Executive Vice President and
Chief Financial Officer